Dec. 29, 2014

GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Funds

Administration Shares, Capital Shares, Cash Management Shares, Class C Shares,

FST Shares, Preferred Shares, Premier Shares, Resource Shares, Select Shares and Service Shares of the

Goldman Sachs Financial Square Prime Obligations Fund

(the “Fund”)

Supplement dated November 24, 2015 to the

Prospectus and Summary Prospectuses dated December 29, 2014, as supplemented to date

At a meeting held on October 14-15, 2015, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved certain changes to the Fund’s investment strategies. These changes will expand the Fund’s investment guidelines to permit the Fund to invest in U.S. dollar-denominated obligations of foreign issuers. These changes will take effect on or after December 29, 2015.

The Fund currently pursues its investment objective by investing in securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

Upon the effective date of the changes, the Fund will pursue its investment objective by investing in U.S. Government securities, obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and foreign governments. Upon the effective date of the changes, the Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Fund may, but does not currently intend to, invest in Euro certificates of deposit. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.